Supplemental Agreement No. 5

to

Purchase Agreement No. 03729

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Relating to Boeing Model 737-8 and 737-7 Aircraft
THIS SUPPLEMENTAL AGREEMENT No. 5 (SA-5), entered into as of June 17, 2016, is made between THE BOEING COMPANY, a Delaware corporation (Boeing), and SOUTHWEST AIRLINES CO., a Texas corporation (Customer).

RECITALS:

WHEREAS, Customer and Boeing entered into Purchase Agreement Number PA-03729 dated December 13, 2011, as amended and supplemented, (Purchase Agreement) relating to the purchase and sale of Boeing Model 737-8 (737-8 Aircraft) and Model 737-7 aircraft (737-7 Aircraft); collectively the “Aircraft”. This SA‑5 is an amendment to and is incorporated into the Purchase Agreement. Capitalized terms used herein but not otherwise defined shall have the meaning set forth in the Purchase Agreement.
WHEREAS, Boeing and Customer agree to amend the Purchase Agreement by revising the delivery month of certain 737-8 Aircraft;
WHEREAS, Boeing and Customer agree to revise the delivery month and other contractual terms applicable to certain Option Aircraft; and
WHEREAS, Customer has requested and Boeing has agreed to provide certain         *** and other business considerations;
NOW, THEREFORE, the parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows:
***Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

SWA-PA-03729	1	SA-5
BOEING PROPRIETARY

1.	TABLE OF CONTENTS.

The Table of Contents of the Purchase Agreement is deleted in its entirety and replaced with a new Table of Contents (attached), which lists Exhibits and Letter Agreements revised by this SA-5 and identified by “SA-5”. Such revised Table of Contents is incorporated into the Purchase Agreement by this reference.

2.	TABLE.

Table 1A, Aircraft Delivery, Description, Price and Advance Payments - 737-8 Aircraft is deleted in its entirety and replaced by a new Table 1A (identified by "SA-5") is attached hereto and incorporated into the Purchase Agreement by this reference.

3.	LETTER AGREEMENTS.

3.1.	Letter Agreement SWA-PA-03729-LA-1106467, ***, is deleted in its entirety and replaced with the attached revised Letter Agreement SWA-PA-03729-LA-1106467R1;

3.2.	Letter Agreement SWA-PA-03729-LA-1106473, ***, is deleted in its entirety and replaced with the attached revised Letter Agreement SWA-PA-03729-LA-1106473R1;

3.3.
Letter Agreement SWA-PA-03729-LA-1106474, Option Aircraft, including Attachment 1 thereof, is deleted in its entirety and replaced with the attached revised Letter Agreement SWA-PA-03729-LA-1106474R1 and Attachment 1;

3.4.	Letter Agreement SWA-PA-03729-LA-1106475, ***, is deleted in its entirety and replaced with the attached revised Letter Agreement SWA-PA-03729-LA-1106475R1;

3.5.	Letter Agreement SWA-PA-03729-LA-1106476, ***, is deleted in its entirety and replaced with the attached revised Letter Agreement SWA-PA-03729-LA-1106476R1;

3.6.	Letter Agreement SWA-PA-03729-LA-1301170, ***, is deleted in its entirety and replaced with the attached revised Letter Agreement SWA-PA-03729-LA-1301170R1;

3.7.	New Letter Agreement SWA-PA-03729-LA-1602486, ***, is hereby added to the Purchase Agreement.

SWA-PA-03729	2	SA-5
BOEING PROPRIETARY

4. Miscellaneous.

***

[Signature page follows.]

[Remainder of page intentionally left blank.]

SWA-PA-03729	3	SA-5
BOEING PROPRIETARY

The Purchase Agreement is deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY	SOUTHWEST AIRLINES CO.

By: /s/ Jon W. Lewis	By: /s/ Tammy Romo

Its: Attorney-In-Fact	Its: EVP & CFO

SWA-PA-03729	4	SA-5
BOEING PROPRIETARY

PURCHASE AGREEMENT NUMBER PA-03729

between

THE BOEING COMPANY

and

Southwest Airlines Co.

Relating to Boeing Model 737-8 and 737-7 Aircraft

SWA-PA-03729		SA-5
	BOEING PROPRIETARY	Page 1

TABLE OF CONTENTS

ARTICLES	TITLES
Article 1	Quantity, Model and Description	SA-2

Article 2	Delivery Schedule

Article 3	Price

Article 4	Payment	SA-2

Article 5	Additional Terms
TABLE	TITLE

1A	737-8 Aircraft Information Table	SA-5

1B	737-7 Aircraft Information Table	SA-2

EXHIBIT

A1	737-8 Aircraft Configuration	SA-2

A2	737-7 Aircraft Configuration	SA-2

B*	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS	TITLES

AE1*	Escalation Adjustment/Airframe and Optional Features

BFE1*	BFE Variables

CS1	Customer Support Variables

CS1-7MAX	Customer Support Variables	SA-2

EE1*	Engine Escalation/Engine Warranty and Patent Indemnity

SLP1*	Service Life Policy Components

LETTER AGREEMENTS	TITLES
SWA-PA-03729-LA-1106463R1	Open Matters	SA-2

SWA-PA-03729-LA-1106464*	***

SWA-PA-03729		SA-5
	BOEING PROPRIETARY	Page 2

LETTER AGREEMENTS	TITLES

SWA-PA-03729-LA-1106465*	***

SWA-PA-03729-LA-1106466	***

SWA-PA-03729-LA-1106467R1	***	SA-5
SWA-PA-03729-LA-1106468*	***

SWA-PA-03729-LA-1106469R1	***	SA-2

SWA-PA-03729-LA-1106470R1	***	SA-2

SWA-PA-03729-LA-1106471R1	Substitute Aircraft	SA-2

SWA-PA-03729-LA-1106473R1	***	SA-5

SWA-PA-03729-LA-1106474R1	Option Aircraft	SA-5

	Attachment 1	SA-5

SWA-PA-03729-LA-1106475R1	***	SA-5

SWA-PA-03729-LA-1106476R1*	***	SA-5

SWA-PA-03729-LA-1106477*	***

SWA-PA-03729-LA-1106478	***

SWA-PA-03729-LA-1106479R1	***	SA-2

SWA-PA-03729-LA-1106480R1	***	SA-2

SWA-PA-03729-LA-1106481R2	***	SA-2

SWA-PA-03729-LA-1106482*	***

SWA-PA-03729-LA-1106483*	***

SWA-PA-03729-LA-1106484*	***
	Attachment A	SA-2

	Attachment B	SA-2

SWA-PA-03729-LA-1106485*	***

SWA-PA-03729-LA-1209080	***	SA-1

SWA-PA-03729-LA-1210419	***	SA-1

SWA-PA-03729		SA-5
	BOEING PROPRIETARY	Page 3

LETTER AGREEMENTS	TITLES

SWA-PA-03729-LA-1300943	***	SA-2

SWA-PA-03729-LA-1301168R2	***	SA-4

SWA-PA-03729-LA-1301170R1	***	SA-5

SWA‑PA‑03729‑LA‑1602486	***	SA-5

* Denotes revision to Page 1 or Page 2 only to reference 737-7 (SA-2)

SWA-PA-03729		SA-5
	BOEING PROPRIETARY	Page 4

INACTIVE / DELETED TABLES, EXHIBITS, AND LETTER AGREEMENTS

RESTRICTED LETTER AGREEMENTS

Letter Agreement	Title	Last Updated under SA	Current Status
SWA-PA-03729-LA-1106472R1	***	SA-2	Deleted under SA-4
SWA-PA-01810/03729-LA-1301169	***	SA-2	Deleted under SA-4

SWA-PA-03729		SA-5
	BOEING PROPRIETARY	Page 5

Table 1A To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-8 Aircraft

Airframe Model/MTOW:	737-8	175900 pounds	Detail Specification:	D019A001-TBD (10/27/2011)	2Q11 External Fcst
Engine Model/Thrust:	CFMLEAP-1B26	tbd	Airframe Price Base Year/Escalation Formula:	Jul-11	ECI-MFG/CPI
Airframe Price:		***	Engine Price Base Year/Escalation Formula:	N/A	N/A
Optional Features:		***
Sub-Total of Airframe and Features:		***	Airframe Escalation Data:
Engine Price (Per Aircraft):		***	Base Year Index (ECI):		***
Aircraft Basic Price (Excluding BFE/SPE):		***	Base Year Index (CPI):		***
Buyer Furnished Equipment (BFE) Estimate:		***
Seller Purchased Equipment (SPE) Estimate:		***

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number**	Aircraft Block	Notes	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Jul-2017	1	***	36929	A	Note 1	***	***	***	***	***
Jul-2017	2	***	42558, 42559	C	Note 1	***	***	***	***	***
Aug-2017	3	***	36979, 36930, 36984	A	Note 1	***	***	***	***	***
Aug-2017	3	***	42563, 42566, 42567	C	Note 1	***	***	***	***	***
Sep-2017	1	***	36934	A	Note 1	***	***	***	***	***
Oct-2017	1	***	36988	A		***	***	***	***	***
Oct-2017	1	***	42556	C		***	***	***	***	***
Nov-2017	1	***	36989	A		***	***	***	***	***
Nov-2017	1	***	42554	C		***	***	***	***	***
Jan-2018	1	***	42544	A		***	***	***	***	***
Jan-2018	1	***	42570	C		***	***	***	***	***
Mar-2018	1	***	42571	C		***	***	***	***	***
Jun-2018	1	***	42546	A		***	***	***	***	***
Jul-2018	1	***	42547	A		***	***	***	***	***
Jul-2018	1	***	42572	C		***	***	***	***	***
Aug-2018	1	***	42548	A		***	***	***	***	***
Sep-2018	1	***	42574			***	***	***	***	***
Sep-2018	1	***	37019	A		***	***	***	***	***

SA-5
SWA-PA-03729 58681-1F.TXT	Boeing Proprietary	Page 1

Table 1A To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-8 Aircraft

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number**	Aircraft Block	Notes	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Oct-2018	1	***	42575			***	***	***	***	***
Oct-2018	1	***	42549	A		***	***	***	***	***
Nov-2018	1	***	42573			***	***	***	***	***
Dec-2018	1	***	42576			***	***	***	***	***
Mar-2021	1	***	42648			***	***	***	***	***
Apr-2021	3	***	42649, 42650, 42651			***	***	***	***	***
May-2021	3	***	42652, 42653, 42654			***	***	***	***	***
Jun-2021	3	***	42655, 42656, 42670			***	***	***	***	***
Jul-2021	3	***	42657, 42658, 42671			***	***	***	***	***
Mar-2022	2	***	42678, 42679			***	***	***	***	***
Apr-2022	3	***	42680, 42681, 42688			***	***	***	***	***
May-2022	3	***	42682, 42683, 42684			***	***	***	***	***
Jun-2022	3	***	42685, 42686, 42687			***	***	***	***	***
Jul-2022	2	***	42689, 42690			***	***	***	***	***
Aug-2022	2	***	42693, 42695			***	***	***	***	***
Jan-2023	3	***	42577, 42560, 42565			***	***	***	***	***
Feb-2023	2	***	42562, 42564			***	***	***	***	***
Feb-2023	1	***	37042	A		***	***	***	***	***
Mar-2023	1	***	42557			***	***	***	***	***
Mar-2023	1	***	42550	A		***	***	***	***	***
Mar-2023	1	***	36732	B		***	***	***	***	***
Apr-2023	1	***	42555			***	***	***	***	***
Apr-2023	1	***	42551	A		***	***	***	***	***
Apr-2023	1	***	38806	B		***	***	***	***	***
May-2023	2	***	42594, 42568			***	***	***	***	***
May-2023	1	***	37043	A		***	***	***	***	***
Jun-2023	1	***	42581			***	***	***	***	***
Jun-2023	2	***	37034, 42536	A		***	***	***	***	***
Jul-2023	2	***	42597, 42582			***	***	***	***	***

SA-5
SWA-PA-03729 58681-1F.TXT	Boeing Proprietary	Page 2

Table 1A To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-8 Aircraft

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number**	Aircraft Block	Notes	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Jul-2023	1	***	36722	B		***	***	***	***	***
Aug-2023	1	***	42593			***	***	***	***	***
Aug-2023	2	***	42552, 42537	A		***	***	***	***	***
Sep-2023	2	***	42601, 42578			***	***	***	***	***
Sep-2023	1	***	36727	B		***	***	***	***	***
Oct-2023	2	***	42605, 42579			***	***	***	***	***
Oct-2023	1	***	42538	A		***	***	***	***	***
Nov-2023	1	***	42580			***	***	***	***	***
Nov-2023	1	***	38815	B		***	***	***	***	***
Dec-2023	1	***	42583			***	***	***	***	***
Dec-2023	1	***	42539	A		***	***	***	***	***
Jan-2024	3	***	42611, 42584, 42585			***	***	***	***	***
Jan-2024	1	***	42553	A		***	***	***	***	***
Feb-2024	3	***	42612, 42596, 42599			***	***	***	***	***
Feb-2024	1	***	35970	B		***	***	***	***	***
Mar-2024	1	***	42607			***	***	***	***	***
Mar-2024	3	***	38817, 35968, 35972	B		***	***	***	***	***
Apr-2024	2	***	42617, 42606			***	***	***	***	***
Apr-2024	1	***	42540	A		***	***	***	***	***
Apr-2024	1	***	36736	B		***	***	***	***	***
May-2024	3	***	42619, 42622, 42608			***	***	***	***	***
May-2024	1	***	42541	A		***	***	***	***	***
Jun-2024	1	***	42610			***	***	***	***	***
Jun-2024	1	***	42542	A		***	***	***	***	***
Jun-2024	1	***	33941	B		***	***	***	***	***
Jul-2024	1	***	42615			***	***	***	***	***
Jul-2024	2	***	35963, 35967	B		***	***	***	***	***
Aug-2024	2	***	42624, 42626			***	***	***	***	***
Aug-2024	1	***	42543	A		***	***	***	***	***

SA-5
SWA-PA-03729 58681-1F.TXT	Boeing Proprietary	Page 3

Table 1A To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-8 Aircraft

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number**	Aircraft Block	Notes	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Sep-2024	1	***	42630			***	***	***	***	***
Sep-2024	2	***	36730, 36733	B		***	***	***	***	***
Oct-2024	2	***	42625, 42636			***	***	***	***	***
Oct-2024	1	***	33940	B		***	***	***	***	***
Nov-2024	1	***	42639			***	***	***	***	***
Nov-2024	2	***	35971, 35974	B		***	***	***	***	***
Dec-2024	2	***	42628, 42640			***	***	***	***	***
Dec-2024	1	***	35975	B		***	***	***	***	***
Jan-2025	2	***	42633, 42634			***	***	***	***	***
Jan-2025	2	***	38804, 38805	B		***	***	***	***	***
Feb-2025	3	***	42637, 42641, 42643			***	***	***	***	***
Feb-2025	1	***	36729	B		***	***	***	***	***
Mar-2025	4	***	42644, 42645, 42646, 42647			***	***	***	***	***
Apr-2025	4	***	42659, 42660, 42661, 42662			***	***	***	***	***
May-2025	3	***	42663, 42664, 42666			***	***	***	***	***
Jun-2025	3	***	42665, 42667, 42669			***	***	***	***	***
Jul-2025	3	***	42668, 42672, 42673			***	***	***	***	***
Aug-2025	3	***	42674, 42675, 42691			***	***	***	***	***
Sep-2025	3	***	42676, 42677, 42694			***	***	***	***	***
Oct-2025	3	***	42692, 42696, 42697			***	***	***	***	***
Nov-2025	3	***	42698, 42699, 42700			***	***	***	***	***
Dec-2025	3	***	42701, 42702, 42703			***	***	***	***	***
Total:	170

* ***

** Manufacturer Serial Numbers (MSN) are for reference only and are subject to change.

Notes:
***

SA-5
SWA-PA-03729 58681-1F.TXT	Boeing Proprietary	Page 4

The Boeing Company
P. O. Box 3707
Seattle, WA 98124-2207

SWA‑PA‑03729‑LA‑1106467R1
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:	***

Reference:	Purchase Agreement No. PA‑03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737‑8 and Model 737-7 aircraft
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.    ***

SWA-PA-03729-LA-1106467R1		SA-5
***		Page 1
BOEING PROPRIETARY

2.***

3.    Assignment.
Unless otherwise noted herein, *** described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer’s taking title to the 737-8 Aircraft at time of delivery and becoming the operator of such 737-8 Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

4.    Confidentiality
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties. Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without

SWA-PA-03729-LA-1106467R1		SA-5
***		Page 2
BOEING PROPRIETARY

Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.
Very truly yours,

THE BOEING COMPANY

By	/s/ Jon W. Lewis
Its	Attorney‑In‑Fact

ACCEPTED AND AGREED TO this

Date:	June 17, 2016

SOUTHWEST AIRLINES CO.

By	/s/ Tammy Romo
Its	EVP & CFO

SWA-PA-03729-LA-1106467R1		SA-5
***		Page 3
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

SWA-PA-03729-LA-1106473R1
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:	***
References:	1) Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and Model 737-7 aircraft
2) Letter Agreement SWA-PA-03729-LA-1106471 entitled “Substitute Aircraft” (Substitution Letter)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.***

SWA‑PA‑03729‑LA‑1106473R1		SA-5
***		Page 1
BOEING PROPRIETARY

2.***

3.Assignment.
Unless otherwise noted herein, *** to Customer and in consideration of Customer’s taking title to the Substitute Aircraft at time of delivery and becoming the operator of the Substitute Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

4.Confidentiality

Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties. Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting,

SWA‑PA‑03729‑LA‑1106473R1		SA-5
***		Page 2
BOEING PROPRIETARY

finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.
Very truly yours,

THE BOEING COMPANY
By	/s/ Jon W Lewis
Its	Attorney‑In‑Fact

ACCEPTED AND AGREED TO this

Date:	June 17, 2016

SOUTHWEST AIRLINES CO.

By	/s/ Tammy Romo

Its	EVP & CFO

SWA‑PA‑03729‑LA‑1106473R1		SA-5
***		Page 3
BOEING PROPRIETARY

The Boeing Company
P. O. Box 3707
Seattle, WA 98124-2207

SWA‑PA‑03729‑LA‑1106474R1

Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:    Option Aircraft

Reference:	Purchase Agreement No. PA‑03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737‑8 aircraft and Model 737-7 aircraft
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.    Right to Purchase Option Aircraft.
Subject to the terms and conditions contained in this Letter Agreement, in addition to the Aircraft described in Table 1 to the Purchase Agreement as of the date of execution of this Letter Agreement, Customer will have the option to purchase additional Boeing Model 737‑8 aircraft as option aircraft (Option Aircraft).
2.    Delivery.
The number of aircraft and delivery years is listed in the Attachment 1 to this Letter Agreement.
3.    Configuration.
3.1    Subject to the provisions of Article 3.2, below, the configuration for the Option Aircraft will be the Detail Specification for Boeing Model 737‑8 aircraft at the revision level in effect at the time of Definitive Agreement (as defined in Article 8). Such Detail Specification will be revised to include (i) changes applicable to the Detail Specification that are developed by Boeing between the Option Exercise Date (as defined below) and the signing of the Definitive Agreement, (ii) changes required to obtain required regulatory certificates, and (iii) other changes as mutually agreed.

3.2    Boeing reserves the right to configure the Option Aircraft starting from a different configuration specification, provided that it can achieve the same configuration which would result pursuant to the provisions of Article 3.1.

SWA‑PA‑03729‑LA‑1106473R1		SA-5
***	BOEING PROPRIETARY	Page 1

4.    ***

5.    ***

SWA‑PA‑03729‑LA‑1106474R1		SA-5
Option Aircraft		Page 2
BOEING PROPRIETARY

6.    ***

7.    ***

SWA‑PA‑03729‑LA‑1106474R1		SA-5
Option Aircraft		Page 3
BOEING PROPRIETARY

8.    ***

9.    Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Option Aircraft and cannot be assigned in whole or in part.
10.    Confidentiality
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties. Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.
[Signature page follows.]

[Remainder of page intentionally left blank.]

SWA‑PA‑03729‑LA‑1106474R1		SA-5
Option Aircraft		Page 4
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY
By	/s/ Jon W Lewis
Its	Attorney‑In‑Fact

ACCEPTED AND AGREED TO this

Date:	June 17, 2016

SOUTHWEST AIRLINES CO.

By	/s/ Tammy Romo
Its	EVP & CFO

SWA‑PA‑03729‑LA‑1106474R1		SA-5
Option Aircraft		Page 5
BOEING PROPRIETARY

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8	175900 pounds	Detail Specification:	D019A007-NEW (11/4/2011)			2Q11 External Fcst
Engine Model/Thrust:	CFMLEAP-1B26	0 pounds	Airframe Price Base Year/Escalation Formula:	Jul-11		ECI-MFG/CPI
Airframe Price:		***	Engine Price Base Year/Escalation Formula:	N/A		N/A
Optional Features:		***
Sub-Total of Airframe and Features:		***	Airframe Escalation Data:
Engine Price (Per Aircraft):		***	Base Year Index (ECI):		***
Aircraft Basic Price (Excluding BFE/SPE):		***	Base Year Index (CPI		***
Buyer Furnished Equipment (BFE) Estimate:		***
Seller Purchased Equipment (SPE) Estimate:		***

Non-Refundable Deposit/Aircraft at Def Agreemt:		***

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date Deadline	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Jul-2019	2	***	***		***	***	***	***	***
Sep-2019	1	***	***		***	***	***	***	***
Oct-2019	2	***	***		***	***	***	***	***
Apr-2020	1	***	***		***	***	***	***	***
Jun-2020	1	***	***		***	***	***	***	***
Jul-2020	2	***	***		***	***	***	***	***
Aug-2020	2	***	***		***	***	***	***	***
Sep-2020	2	***	***		***	***	***	***	***
Jan-2021	1	***	***	D	***	***	***	***	***
Jan-2021	1	***	***		***	***	***	***	***
Feb-2021	1	***	***	D	***	***	***	***	***
Mar-2021	1	***	***		***	***	***	***	***
Apr-2021	1	***	***	D	***	***	***	***	***

SA_5
SWA-PA-03729-LA1106474 58960-1O.TXT	Boeing Proprietary	Page 1

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date Deadline	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Apr-2021	1	***	***		***	***	***	***	***
May-2021	1	***	***	D	***	***	***	***	***
May-2021	1	***	***		***	***	***	***	***
Jun-2021	1	***	***	D	***	***	***	***	***
Jul-2021	2	***	***		***	***	***	***	***
Jul-2021	1	***	***	D	***	***	***	***	***
Aug-2021	1	***	***	D	***	***	***	***	***
Sep-2021	1	***	***		***	***	***	***	***
Oct-2021	1	***	***	D	***	***	***	***	***
Oct-2021	1	***	***		***	***	***	***	***
Nov-2021	1	***	***	D	***	***	***	***	***
Dec-2021	1	***	***		***	***	***	***	***
Jan-2022	1	***	***	D	***	***	***	***	***
Jan-2022	1	***	***		***	***	***	***	***
Feb-2022	1	***	***	D	***	***	***	***	***
Feb-2022	1	***	***		***	***	***	***	***
Mar-2022	1	***	***	D	***	***	***	***	***
Mar-2022	1	***	***		***	***	***	***	***
Apr-2022	1	***	***	D	***	***	***	***	***
May-2022	1	***	***		***	***	***	***	***
Jun-2022	1	***	***	D	***	***	***	***	***
Jul-2022	1	***	***		***	***	***	***	***
Jul-2022	1	***	***	D	***	***	***	***	***
Aug-2022	1	***	***		***	***	***	***	***
Sep-2022	1	***	***	D	***	***	***	***	***

SA_5
SWA-PA-03729-LA1106474 58960-1O.TXT	Boeing Proprietary	Page 2

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date Deadline	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Oct-2022	1	***	***		***	***	***	***	***
Oct-2022	1	***	***	D	***	***	***	***	***
Nov-2022	1	***	***		***	***	***	***	***
Nov-2022	1	***	***	D	***	***	***	***	***
Dec-2022	1	***	***		***	***	***	***	***
Dec-2022	1	***	***	D	***	***	***	***	***
Jan-2023	1	***	***		***	***	***	***	***
Jan-2023	1	***	***	D	***	***	***	***	***
Feb-2023	1	***	***		***	***	***	***	***
Feb-2023	1	***	***	D	***	***	***	***	***
Mar-2023	1	***	***		***	***	***	***	***
Mar-2023	1	***	***	D	***	***	***	***	***
Apr-2023	1	***	***		***	***	***	***	***
Apr-2023	1	***	***	D	***	***	***	***	***
May-2023	1	***	***		***	***	***	***	***
May-2023	1	***	***	D	***	***	***	***	***
Jun-2023	1	***	***		***	***	***	***	***
Jun-2023	1	***	***	D	***	***	***	***	***
Jul-2023	1	***	***		***	***	***	***	***
Aug-2023	1	***	***	D	***	***	***	***	***
Aug-2023	1	***	***		***	***	***	***	***
Sep-2023	1	***	***	D	***	***	***	***	***
Sep-2023	1	***	***		***	***	***	***	***
Oct-2023	1	***	***	D	***	***	***	***	***
Oct-2023	1	***	***		***	***	***	***	***

SA_5
SWA-PA-03729-LA1106474 58960-1O.TXT	Boeing Proprietary	Page 3

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date Deadline	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Nov-2023	1	***	***	D	***	***	***	***	***
Nov-2023	1	***	***		***	***	***	***	***
Dec-2023	1	***	***	D	***	***	***	***	***
Dec-2023	1	***	***		***	***	***	***	***
Jan-2024	1	***	***	D	***	***	***	***	***
Jan-2024	1	***	***		***	***	***	***	***
Feb-2024	1	***	***	D	***	***	***	***	***
Feb-2024	1	***	***		***	***	***	***	***
Mar-2024	1	***	***	D	***	***	***	***	***
Mar-2024	1	***	***		***	***	***	***	***
Apr-2024	1	***	***	D	***	***	***	***	***
Apr-2024	1	***	***		***	***	***	***	***
May-2024	1	***	***	D	***	***	***	***	***
May-2024	1	***	***		***	***	***	***	***
Jun-2024	1	***	***	D	***	***	***	***	***
Jun-2024	1	***	***		***	***	***	***	***
Jul-2024	1	***	***	D	***	***	***	***	***
Aug-2024	1	***	***		***	***	***	***	***
Aug-2024	1	***	***	D	***	***	***	***	***
Sep-2024	1	***	***		***	***	***	***	***
Sep-2024	1	***	***	D	***	***	***	***	***
Oct-2024	1	***	***		***	***	***	***	***
Oct-2024	1	***	***	D	***	***	***	***	***
Nov-2024	1	***	***		***	***	***	***	***
Nov-2024	1	***	***	D	***	***	***	***	***

SA_5
SWA-PA-03729-LA1106474 58960-1O.TXT	Boeing Proprietary	Page 4

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date Deadline	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Dec-2024	2	***	***		***	***	***	***	***
Jan-2025	3	***	***		***	***	***	***	***
Feb-2025	3	***	***		***	***	***	***	***
Mar-2025	3	***	***		***	***	***	***	***
Apr-2025	3	***	***		***	***	***	***	***
May-2025	3	***	***		***	***	***	***	***
Jun-2025	3	***	***		***	***	***	***	***
Jul-2025	3	***	***		***	***	***	***	***
Aug-2025	3	***	***		***	***	***	***	***
Sep-2025	3	***	***		***	***	***	***	***
Oct-2025	3	***	***		***	***	***	***	***
Nov-2025	3	***	***		***	***	***	***	***
Dec-2025	3	***	***		***	***	***	***	***
Jan-2026	3	***	***		***	***	***	***	***
Feb-2026	3	***	***		***	***	***	***	***
Mar-2026	3	***	***		***	***	***	***	***
Apr-2026	3	***	***		***	***	***	***	***
May-2026	3	***	***		***	***	***	***	***
Jun-2026	3	***	***		***	***	***	***	***
Jul-2026	3	***	***		***	***	***	***	***
Aug-2026	3	***	***		***	***	***	***	***
Sep-2026	3	***	***		***	***	***	***	***
Oct-2026	3	***	***		***	***	***	***	***
Nov-2026	3	***	***		***	***	***	***	***
Dec-2026	3	***	***		***	***	***	***	***

SA_5
SWA-PA-03729-LA1106474 58960-1O.TXT	Boeing Proprietary	Page 5

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date Deadline	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Jan-2027	3	***	***		***	***	***	***	***
Feb-2027	3	***	***		***	***	***	***	***
Mar-2027	3	***	***		***	***	***	***	***
Apr-2027	3	***	***		***	***	***	***	***
May-2027	3	***	***		***	***	***	***	***
Jun-2027	3	***	***		***	***	***	***	***
Jul-2027	3	***	***		***	***	***	***	***
Aug-2027	2	***	***		***	***	***	***	***
Total:	191

* ***

SA_5
SWA-PA-03729-LA1106474 58960-1O.TXT	Boeing Proprietary	Page 6

The Boeing Company
P. O. Box 3707
Seattle, WA 98124-2207

SWA‑PA‑03729‑LA‑1106475R1

Southwest Airlines Co.
2707 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235

Subject:	***

References:	1) Purchase Agreement No. PA‑03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737‑8 and Model 737-7 aircraft

2) Letter Agreement SWA‑PA‑03729‑LA-1106474 entitled “Option Aircraft” (Option Aircraft Letter Agreement)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.    ***

SWA‑PA‑03729‑LA‑1106475R1		SA-5
***	BOEING PROPRIETARY	Page 1

2.    ***

3.    Assignment.
Unless otherwise noted herein, *** to Customer and in consideration of Customer’s taking title to the Option Aircraft at time of delivery and becoming the operator of the Option Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.
4.    Confidentiality
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties. Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its

SWA‑PA‑03729‑LA‑1106475R1		SA-5
***	BOEING PROPRIETARY	Page 2

obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.
Very truly yours,

THE BOEING COMPANY

By	/s/ Jon W Lewis
Its	Attorney‑In‑Fact

ACCEPTED AND AGREED TO this

Date:	June 17, 2016

SOUTHWEST AIRLINES CO.

By	/s/ Tammy Romo
Its	EVP & CFO

SWA‑PA‑03729‑LA‑1106475R1		SA-5
***	BOEING PROPRIETARY	Page 3

The Boeing Company
P. O. Box 3707
Seattle, WA 98124-2207

SWA‑PA‑03729‑LA‑1106476R1
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:	***

Reference:	Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 aircraft and Model 737-7 aircraft
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
The Purchase Agreement incorporates the terms and conditions of Aircraft General Terms Agreement dated as of December 13, 2011 identified as SWA-AGTA between Boeing and Customer (AGTA). This Letter Agreement modifies certain terms and conditions of the AGTA with respect to the Aircraft.
1.    ***

SWA‑PA‑03729‑LA‑1106476R1		SA-5
***		Page 1
BOEING PROPRIETARY

2.    ***

3.    Assignment. Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

SWA‑PA‑03729‑LA‑1106476R1		SA-5
***		Page 2
BOEING PROPRIETARY

4.    Confidentiality. Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties. Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY
By	/s/ Jon W Lewis
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 17, 2016

SOUTHWEST AIRLINES CO.

By	/s/ Tammy Romo
Its	EVP & CFO

SWA‑PA‑03729‑LA‑1106476R1		SA-5
***		Page 3
BOEING PROPRIETARY

The Boeing Company
P. O. Box 3707
Seattle, WA 98124-2207

SWA‑PA‑03729‑LA‑1301170R1
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:	***

Reference:	Purchase Agreement No. PA‑03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737‑8 and 737-7 aircraft
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.    ***

SWA‑PA‑03729‑LA‑1301170R1		SA-5
***		Page 1
BOEING PROPRIETARY

2.    ***

3.    Assignment.
Unless otherwise noted herein, *** described in this Letter Agreement are provided *** in consideration of Customer’s taking title to the 737-7 Aircraft at time of delivery and becoming the operator of the 737-7 Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.
4.    Confidentiality
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties. Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

SWA‑PA‑03729‑LA‑1301170R1		SA-5
***		Page 2
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY
By	/s/ Jon W. Lewis
Its	Attorney‑In‑Fact

ACCEPTED AND AGREED TO this

Date:	June 17, 2016

SOUTHWEST AIRLINES CO.

By	/s/ Tammy Romo
Its	EVP & CFO

SWA‑PA‑03729‑LA‑1301170R1		SA-5
***		Page 3
BOEING PROPRIETARY

The Boeing Company
P. O. Box 3707
Seattle, WA 98124-2207

SWA‑PA‑03729‑LA‑1602486
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:	***

Reference:	Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and 737-7 aircraft
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
***
1.    Definitions.
In this Letter Agreement, the following terms have meanings as follows:
Aircraft refers to any of the Boeing Model 737-8 and 737-7 aircraft described in Table 1A and Table 1B, respectively, of the Purchase Agreement.
***
***
Effective Date means the date on which SA-5 is mutually executed by the parties.
***
2.    ***

SWA PA 03729 LA 1602486		SA-5
***		Page 1
BOEING PROPRIETARY

3.    ***

4.    ***

SWA PA 03729 LA 1602486		SA-5
***		Page 2
BOEING PROPRIETARY

5.    ***

6.    ***

7.    ***

SWA PA 03729 LA 1602486		SA-5
***		Page 3
BOEING PROPRIETARY

8.    ***

9.    ***

10.    Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or in part.
11.    Confidentiality.
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties. Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

SWA PA 03729 LA 1602486		SA-5
***		Page 4
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY
By	/s/ Jon W Lewis
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 17, 2016

SOUTHWEST AIRLINES CO.

By	/s/ Tammy Romo
Its	EVP & CFO

SWA PA 03729 LA 1602486		SA-5
***		Page 5
BOEING PROPRIETARY

Attachment 1 To
Letter Agreement No. LA 1602486
***

***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

SWA PA 03729 LA 1602486		SA-5
***		Page 1
BOEING PROPRIETARY